FINANCIAL SUPPLEMENT 4th Quarter 2022

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION 98% of Chimera's equity capital is allocated to mortgage credit Billions 2.2 3.1 0.4 7.2 Equity Recourse Non-Recourse Residential Mortgage Credit Portfolio Agency MBS Portfolio 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Total Assets: 12.5 billion Total Assets: 0.4 billion All data is shown at carrying value as of December 31, 2022 Equity Recourse Non-Recourse

Information is unaudited, estimated and subject to change. 3 9% 3% 88% Non-Agency MBS Agency CMBS and RMBS Loan Portfolio GAAP ASSET ALLOCATION Based on fair value. December 31, 2022 June 30, 2022 Chimera continues to focus on its Residential Credit portfolios Total Portfolio: $12.9 billion 9% 3% 88% Non-Agency MBS Agency CMBS and RMBS Loan Portfolio September 30, 022 Total Portfolio: $13.4 billion

Information is unaudited, estimated and subject to change. 4 29% 3% 1% 67% Non-Agency and Loans Secured Financing (1) Agency Secured Financing Non-Recourse Debt, Securitized RMBS Non-Recourse Debt, Securitized Loans GAAP FINANCING SOURCES (1) Includes secured financing of retained tranches from loan securitizations that are eliminated in consolidation. Securitized debt provides optimal long-term low rate non- recourse financing for Chimera's loan portfolio December 31, 2022 Total Portfolio: $10.6 billion (Rate: 2.8%) (Rate: 2.6%) (Rate: 4.5%) (Rate: 6.9%) (Rate: 1.4%) (Rate: 3.5%) September 30, 2022 24% 4% 1%72% Non-Agency and Loans Secured Financing (1) Agency Secured Financing Non-Recourse Debt, Securitized RMBS Non-Recourse Debt, Securitized Loans Total Portfolio: $10.3 billion (Rate: 5.0%) (Rate: 3.1%) (Rate: 2.7%)

Information is unaudited, estimated and subject to change. 5 NON-AGENCY FINANCING Chimera continues to focus on longer term and non-mark- to-market financing for its non-agency portfolio M ill io ns 136 731 140 226 764 305 11 Mark-to-Market Limited Mark-to-Market Non Mark-to-Market 0 - 3 Months 3 - 6 Months 6 - 12 Months Greater Than 12 Months — 250 500 750 1,000 December 31, 2022 September 30, 2022 Total Non-Agency Secured Financing: $2.3 billion(1) Total Non-Agency Secured Financing: $2.1 billion(1) (1) Excludes secured financing on residential mortgage loans. M ill io ns 110 137 489 105 370 452 421 Mark-to-Market Limited Mark-to-Market Non Mark-to-Market 0 - 3 Months 3 - 6 Months 6 - 12 Months Greater Than 12 Months — 200 400 600 800

Information is unaudited, estimated and subject to change. 6 Quarter ended December 31, 2022 Quarter ended September 30, 2022 RESIDENTIAL MORTGAGE CREDIT PORTFOLIO AGENCY PORTFOLIO TOTAL PORTFOLIO RESIDENTIAL MORTGAGE CREDIT PORTFOLIO AGENCY PORTFOLIO TOTAL PORTFOLIO GROSS ASSET YIELD (1): 5.5% 3.9% 5.5% 5.6% 3.6% 5.5% FINANCING COSTS: 3.9% 3.9% 3.9% 3.0% 2.3% 3.0% NET INTEREST SPREAD: 1.6% —% 1.6% 2.6% 1.3% 2.5% NET INTEREST MARGIN: 2.3% 1.0% 2.3% 3.1% 2.2% 3.1% 1) Interest-earning assets at amortized cost For further details please refer to "Net Interest Rate Spread" section in our Yearly Form 10-K Item 7 - Management Discussion and Analysis. NET INVESTMENT ANALYSIS

Information is unaudited, estimated and subject to change. 7 Chimera Subsidiaries Securitization Trusts Financing Trusts Total Investments Non-Agency RMBS, at fair value $ 871,451 $ 276,029 $ — $ 1,147,480 Agency RMBS, at fair value 15,148 — — 15,148 Agency CMBS, at fair value 415,796 — — 415,796 Residential Mortgage Loans (1) — 10,466,950 892,285 11,359,235 Total Invested Assets $ 1,302,395 $ 10,742,979 $ 892,285 $ 12,937,659 Securitized Debt (Non-Recourse), collateralized by: Non-Agency RMBS $ — $ 78,542 $ — $ 78,542 Residential Mortgage Loans — 7,100,742 — 7,100,742 Total Securitized Debt (Non-recourse) $ — $ 7,179,284 $ — $ 7,179,284 Invested Assets less Securitized Debt $ 1,302,395 $ 3,563,695 $ 892,285 $ 5,758,375 Secured Financing Agreements (Recourse): Non-Agency RMBS $ 685,436 $ 70,765 $ — $ 756,201 Agency RMBS 3,946 — — 3,946 Agency CMBS 355,934 — — 355,934 Residential Mortgage Loans — 1,555,996 762,687 2,318,683 Total Secured Financing Agreements $ 1,045,316 $ 1,626,761 $ 762,687 $ 3,434,764 Net Assets $ 257,079 $ 1,936,934 $ 129,598 $ 2,323,611 All data as of December 31, 2022 $ in thousands NET ASSET BREAKDOWN Chimera invests in RMBS securities and securities created through the CIM Sponsored securitizations. Loans are financed through Financing Trusts.

Information is unaudited, estimated and subject to change. 8 VINTAGE DEAL TOTAL ORIGINAL FACE TOTAL OF TRANCHES SOLD TOTAL OF TRANCHES RETAINED TOTAL REMAINING FACE REMAINING FACE OF TRANCHES SOLD REMAINING FACE OF TRANCHES RETAINED Call Date 2022 CIM 2022-NR1 $144,912 $105,061 $39,851 $141,410 $101,843 $39,567 October 2025 2022 CIM 2022-R3 369,891 283,891 86,000 355,613 269,613 86,000 September 2027 2022 CIM 2022-I1 219,442 122,997 96,445 212,738 116,293 96,445 June 2024 2022 CIM 2022-R2 508,202 380,389 127,813 471,030 343,363 127,667 May 2027 2022 CIM 2022-R1 328,226 263,729 64,497 290,201 225,724 64,476 February 2027 2019 CMLTI 2019-E 231,205 178,490 52,716 184,260 132,122 52,716 Currently Callable 2019 SLST 2019-1 1,217,441 941,719 275,722 840,749 588,714 247,049 May 2023 2021 CIM 2021-NR4 167,596 125,747 41,849 137,761 96,857 40,904 Currently Callable 2021 CIM 2021-R6 353,797 336,284 17,513 256,006 238,492 17,513 September 2026 2021 CIM 2021-R5 450,396 382,836 67,560 377,831 310,453 67,360 August 2024 2021 CIM 2021-R4 545,684 463,831 81,853 409,427 327,340 81,853 June 2024 2021 CIM 2021-R3 859,735 730,775 128,960 601,083 471,206 128,960 April 2024 2021 CIM 2021-NR3 117,373 82,161 35,212 82,476 46,275 36,202 Currently Callable 2021 CIM 2021-R2 1,497,213 1,272,631 224,582 992,297 765,119 224,582 March 2025 2021 CIM 2021-NR2 240,425 180,318 60,107 170,462 106,009 64,453 Currently Callable 2021 CIM 2021-R1 2,098,584 1,783,797 314,787 1,397,306 1,077,776 314,787 February 2025 2021 CIM 2021-NR1 232,682 162,877 69,805 153,855 80,607 73,248 Currently Callable 2020 CIM 2020-NR1 131,860 79,115 52,745 101,393 47,991 53,180 Currently Callable 2020 CIM 2020-R7 653,192 562,023 91,169 438,550 347,318 91,168 November 2023 2020 CIM 2020-R6 418,390 334,151 84,239 297,640 213,573 84,041 October 2023 2020 CIM 2020-R5 338,416 257,027 81,389 190,851 109,361 81,389 Clean-up Call 2020 CIM 2020-R4 276,316 207,237 69,079 202,646 133,292 69,079 Currently Callable 2020 CIM 2020-R3 438,228 328,670 109,558 288,468 179,303 109,165 Currently Callable 2020 CIM 2020-R2 492,347 416,761 75,586 324,044 250,373 73,671 Clean-up Call 2020 CIM 2020-R1 390,761 317,608 73,153 277,986 204,660 72,753 February 2023 2019 CIM 2019-R5 315,039 252,224 62,815 182,040 119,275 61,981 Clean-up Call 2019 CIM 2019-R4 320,802 256,641 64,161 193,712 130,681 63,030 Currently Callable 2019 CIM 2019-R3 342,633 291,237 51,396 187,215 135,912 51,303 Currently Callable 2019 CIM 2019-R2 464,327 358,172 106,155 316,045 211,045 104,693 Clean-up Call 2019 CIM 2019-R1 371,762 297,409 74,353 243,194 169,694 73,501 Currently Callable 2018 CIM 2018-R6 478,251 334,775 143,476 235,209 95,043 140,149 Currently Callable 2018 CIM 2018-R5 380,194 266,136 114,058 170,575 60,790 109,786 Currently Callable 2018 CIM 2018-R3 181,073 146,669 34,404 72,681 40,021 32,377 April 2023 2017 CIM 2017-7 512,446 348,719 163,727 239,634 84,332 155,302 Currently Callable 2016 CIM 2016-FRE1 185,811 115,165 70,646 75,775 19,228 56,548 Currently Callable 2008 PHHMC 2008-CIM1 619,710 549,142 70,568 8,703 6,442 2,239 Clean-up Call TOTAL $16,894,366 $13,516,414 $3,377,952 $11,120,865 $7,856,140 $3,249,135 All data as of December 31, 2022 $ in thousands CONSOLIDATED LOAN SECURITIZATIONS

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